UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
September 30, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34197 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
7555 Irvine Center Drive
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
(1) On September 30, 2010, Local.com Corporation (the “Registrant”) entered into Amendment No. 1 (the “Amendment”) to that certain SuperMedia Superpages Advertising Distribution Agreement, dated April 1, 2010 with SuperMedia LLC, a Delaware limited liability company (the “Agreement”). The Amendment expands the Registrant’s distribution of SuperMedia pay-for-performance and fixed fee advertisements, provides for the contemporaneous execution of a domain purchase and development agreement (the “Domain Agreement”) and extends the Initial Term of the Agreement until June 30, 2013, after which it will renew automatically on a month-to-month basis until terminated by either of the parties.
The Domain Agreement was entered into on September 30, 2010 and provides for the sale by the Registrant of certain domains matching certain geographic and subject matter categories provided by SuperMedia and the delivery of websites associated with such domains having such characteristics as are more particularly described in the Domain Agreement. The Domain Agreement also provides for ongoing hosting and content development by the Registrant for such domains and websites by use of the Registrant’s Octane36o platform. The Domain Agreement provides that the Registrant shall be responsible for the liabilities related to the domains prior to the transfer of such domains and SuperMedia shall be responsible for the liabilities related to the domains after the transfer of such domains, except for any liabilities related to intellectual property infringement that existed on the effective date of the Domain Agreement. The Domain Agreement further provides indemnification by the Registrant of SuperMedia and its affiliates in certain circumstances, including the infringement by the domains purchased pursuant to the Domain Agreement of any third party intellectual property rights where such rights existed on or before the effective date of the Agreement.
The foregoing descriptions of the Amendment and the Domain Agreement are qualified in their entirety by reference to the full text of the Amendment and the Domain Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibits 10.1 and 10.2 are redacted copies of the Amendment and the Domain Agreement and are incorporated herein by reference. The Registrant announced the Amendment and the Domain Agreement in a press release dated October 5, 2010, a copy of which is attached hereto as Exhibit 99.1.
(2) Also on September 30, 2010, the Registrant entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Best Click Advertising.com, LLC (“BestClick”) whereby the Registrant acquired up to 10,000 web hosting subscribers for a cash purchase price of up to $1,100,000 (“Purchase Price”). The Purchase Price is subject to adjustment in favor of the Registrant if BestClick actually transfers fewer than 10,000 web hosting subscribers (the “Purchased Subscribers”), or in the event some or all of the Purchased Subscribers are no longer billable once transferred under certain limited circumstances, as more completely described in the Purchase Agreement.
     The Purchase Agreement contains representations and warranties of the parties that are customary for a transaction of this type, which generally survive for twelve months from and after the Closing Date. The representations and warranties of BestClick (including with respect to the Purchased Subscribers) are qualified by information contained in confidential disclosure schedules that BestClick provided to the Registrant in connection with the execution of the Purchase Agreement. Although certain of the information contained in the disclosure schedules may be non-public, the Registrant does not believe that this information is required to be publicly disclosed under the Federal securities laws. Moreover, certain of these representations and warranties may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the Federal securities laws or were used for the purpose of allocating risk between the Registrant and BestClick, rather than establishing matters as facts. Finally, information concerning the subject matter of these representations and warranties may have changed since the Closing Date, which may or may not be fully reflected in the Company’s public disclosures. Accordingly, you should not rely on these representations and warranties as statements of fact.
     The Purchase Agreement also contains certain other covenants and agreements. For example, the Registrant and BestClick agreed that any credits processed by local exchange carriers (“LECs”) or clearinghouses with respect to the Purchased Subscribers shall be the responsibility of the party that submitted the original billing for such

Purchased Subscribers. The parties also agreed to protect the confidentiality of each other party’s non-public information, whether or not such information is related to the Purchased Subscribers. Finally, BestClick provided certain nonsolicitation covenants with respect to the Purchased Subscribers in favor of the Registrant.
     BestClick agreed to defend, indemnify and hold harmless the Registrant and its affiliates, agents and representatives (the “Purchaser Indemnitees”), and any third party claiming by or through any of the Purchaser Indemnitees, from and against any and all losses arising out of or resulting from (i) any material inaccuracy of a representation or warranty made by BestClick in the Purchase Agreement when made, (ii) any material breach of a covenant, agreement or obligation by BestClick in the Purchase Agreement, (iii) the failure to timely pay, satisfy or discharge certain liabilities retained by BestClick under the terms of the Purchase Agreement, (iv) any credits processed in error against BestClick’ settlements or as an adjustment to reserves by LECs or clearinghouses for which the Registrant submitted the original billing to the LEC or clearinghouse (until 4 months after the Closing Date), and (v) any adjustment to the Purchase Price resulting from the actual number of Purchased Subscribers transferred to the Registrant by BestClick, as calculated in accordance with the terms of the Purchase Agreement.
     The Registrant agreed to defend, indemnify and hold harmless BestClick and their respective affiliates, agents and representatives (the “BestClick Indemnitees”), and any third party claiming by or through any of the BestClick Indemnitees, from and against any and all losses arising out of or resulting from (i) any material inaccuracy of a representation or warranty made by Registrant in the Purchase Agreement when made, (ii) any material breach of a covenant, agreement or obligation of the Registrant in the Purchase Agreement, (iii) the failure to timely pay, satisfy or discharge certain liabilities assumed by the Registrant under the terms of the Purchase Agreement, and (iv) any credits processed in error against the Registrant’s settlements or as an adjustment to reserves by LECs or clearinghouses for which BestClick submitted the original billing to the LEC or clearinghouse (until 120 days after the Closing Date).
     The parties also agreed to establish an escrow account in connection with completing the transaction described above. Ten percent of the finally calculated Purchase Price will be held back in an escrow account (the “Seller Escrow Fund”) to secure the Registrant’s rights to seek indemnification under the Purchase Agreement, as well as any adjustment to the Purchase Price that might be required. The Seller Escrow Fund terminates after the later of any purchase price adjustments can be finally calculated in accordance with the Purchase Agreement or four (4) months from the closing date. The parties intend to enter into a separate agreement with respect to the Seller Escrow Fund with a qualified escrow agent. The escrow agreement will not contain any obligations, rights or other provisions that are material to the Registrant.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1(1)	Amendment No. 1 to SuperMedia Superpages Advertising Distribution Agreement dated September 30, 2010 by and between the Registrant and SuperMedia LLC.

Exhibit 10.2(1)	Domain Purchase and Development Agreement dated September 30, 2010 by and between the Registrant and SuperMedia LLC.

Exhibit 10.3	Asset Purchase Agreement dated September 30, 2010 by and between Registrant and Best Click Advertising.com, LLC.

Exhibit 99.1	Press Release of Registrant dated September 30, 2010.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: October 6, 2010	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
Exhibit 10.1(1)	Amendment No. 1 to SuperMedia Superpages Advertising Distribution Agreement dated September 30, 2010 by and between the Registrant and SuperMedia LLC.

Exhibit 10.2(1)	Domain Purchase and Development Agreement dated September 30, 2010 by and between the Registrant and SuperMedia LLC.

Exhibit 10.3	Asset Purchase Agreement dated September 30, 2010 by and between Registrant and Best Click Advertising.com, LLC.

Exhibit 99.1	Press Release of Registrant dated September 30, 2010.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.